UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2015

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-13222 (Commission File Number)	23-2265045 (IRS Employer Identification No.)

15 South Main Street, Mansfield, Pennsylvania 16933
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (570) 662-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On July 28, 2015, Mark L. Dalton notified Citizens Financial Services, Inc. (the “Company”) and its wholly-owned subsidiary First Citizens Community Bank (the “Bank”) that he was retiring as a Director of the Company and the Bank effective immediately.  His retirement is not related to a disagreement with the Company or the Bank on any matter relating to the Company’s or the Bank’s operations, policies or practices.

The Company and the Bank each have reduced the size of its Boards of Directors from ten to nine members in order to eliminate the vacancy created by Mr. Dalton’s retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Services, Inc.

July 31, 2015	By:	/s/ Mickey L. Jones
Mickey L. Jones
Chief Financial Officer